UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

September 30, 2005

TRUMP ENTERTAINMENT RESORTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13794	13-3818402
(Commission File Number)	(IRS Employer Identification No.)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of Principal Executive Offices)	(Zip Code)

609-449-6515

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

33-90786	13-3818407
(Commission File Number)	(IRS Employer Identification No.)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of Principal Executive Offices)	(Zip Code)

609-449-6515

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

33-90786-1	13-3818405
(Commission File Number)	(IRS Employer Identification No.)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of Principal Executive Offices)	(Zip Code)

609-449-6515

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 30, 2005, TER Keystone Development, LLC (“TER Keystone”), a Delaware limited liability company and indirect wholly-owned subsidiary of Trump Entertainment Resorts, Inc. (the “Company”), entered into that certain options agreement with Hunting Fox Associates I, L.P. (“HFA”), a Pennsylvania limited partnership and a subsidiary of Preferred Real Estate Investments, Inc. (the “Options Agreement”), relating to an approximately 18-acre parcel of land located in Philadelphia, Pennsylvania owned by HFA (the “Property”).

Pursuant to the Options Agreement and in consideration of a fee payable by TER Keystone to HFA in accordance with the terms of the Options Agreement, HFA granted TER Keystone the right to either (i) lease the Property (the “Lease Option”) on and subject to the terms and conditions set forth in a form of ground lease attached to the Options Agreement (the “Ground Lease”) or (ii) purchase the Property (the “Purchase Option”) on the terms and conditions set forth in the Options Agreement.

The term of the Options Agreement commenced on September 30, 2005 and expires on July 31, 2010, unless earlier terminated (the “Term”). TER Keystone may exercise the Lease Option or the Purchase Option at any time during the Term by providing written notice to HFA. In the event TER Keystone terminates the Options Agreement (which shall include any nonpayment by TER Keystone of any fees payable under the Options Agreement or the failure of TER Keystone to exercise the Lease Option or Purchase Option before the expiration of Term), TER Keystone shall pay HFA a termination fee.

Pursuant to the Options Agreement, HFA has agreed to cooperate with and assist TER Keystone in applying for, securing and maintaining a license to operate a gaming facility at the Property and to assist TER Keystone in connection with the acquisition from third parties of additional real property contiguous to the Property.

In the event TER Keystone exercises the Lease Option, TER Keystone and HFA have agreed to enter into the Ground Lease. The initial term of the Ground Lease is 50 years, and may be renewed by TER Keystone for up to nine additional 10-year terms, subject to the terms and conditions set forth therein.

Item 7.01 Regulation FD Disclosure.

The information set forth under this Item 7.01, “Regulation FD Disclosure,” including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Attached hereto as Exhibit 99.1 is the press release issued by the Company on October 3, 2005.

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Item 9.01 Financial Statement and Exhibits.

(c) Exhibits.

99.1	Press Release, dated October 3, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUMP ENTERTAINMENT RESORTS, INC.

	By:	/s/ Robert M. Pickus
	Name:	Robert M. Pickus
	Title:	Executive Vice President and Secretary

Date: October 5, 2005

TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.

	By:	/s/ Robert M. Pickus
	Name:	Robert M. Pickus
	Title:	Executive Vice President and Secretary

Date: October 5, 2005

TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

	By:	/s/ Robert M. Pickus
	Name:	Robert M. Pickus
	Title:	Executive Vice President and Secretary

Date: October 5, 2005

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EXHIBIT INDEX

No.	Description
99.1	Press Release, dated October 3, 2005

5